EXHIBIT 10.18

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Medlmmune

September 21, 2012

Carlos Paya, M.D., Ph.D.

Chief Executive Officer

Immune Design Corporation

1124 Columbia Street, Suite 700

Seattle, Washington 98104

RE: License Agreement (“Agreement”), effective as of October 15, 2010, by and between Immune Design Corporation (“IDC”) and MedImmune, LLC (“MedImmune”). (Capitalized terms in this notice shall have the meaning ascribed to such terms in the Agreement.)

Dear Dr. Paya:

The purpose of this letter is to notify IDC of MedImmune’s desire to extend the date that MedImmune is obligated to initiate Commercially Reasonable Effort under the Agreement related to *** (“*** Agreement”). MedImmune is pursuing Commercially Reasonable Efforts with respect to an *** Product. Therefore, pursuant to Section 3.1(a) of the *** Agreement, MedImmune’s obligations to initiate Commercially Reasonable Efforts under the *** Agreement shall be further extended to *** after the Effective Date, or ***.

If you have any questions with regards to this notice, please contact Michael McCarthy at *** or Peter Gatto at ***.

Sincerely,

/s/ Steven Projan
Steven Projan
Senior Vice President, Research & Development MedImmune, LLC

cc:	Peter Gatto, Michael McCarthy [MedImmune]

One MedImmune Way — Gaithersburg, Maryland 20878 — 301-398-0000 — Fax: 301-398-9000